SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                          ---------------------------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) September 25, 2003
                                                         -----------------



                              FIRST MARINER BANCORP
               (Exact name of Registrant as specified in Charter)




        Maryland                       000-21815                 52-1834860
(State or other Jurisdiction    (Commission File Number)        (IRS Employer
   of incorporation)                                         Identification No.)


                     3301 Boston Street, Baltimore, MD 21224
               (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (410) 342-2600
                                                            --------------

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Event.

     On September 25, 2003, First Mariner Bancorp (the "Registrant") completed a $10 million private placement of Trust Preferred Securities through its wholly-owned subsidiary, Mariner Capital Trust V.

     Further information regarding the private placement is set forth in the press release attached hereto as Exhibit 99.1 and is incorporated into this Form 8-K by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  99.1 Press release dated September 30, 2003 announcing the private placement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FIRST MARINER BANCORP



Date:  September 30, 2003            By:   /s/ Joseph A. Cicero
                                           -------------------------------------
                                           Joseph A. Cicero
                                           President and Chief Operating Officer


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                                  EXHIBIT INDEX



Exhibit
Number          Description of Exhibit
-------         ----------------------

99.1 Press release dated September 30, 2003 announcing the private placement.